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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 24, 2003

                              AVATAR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-7616                                          23-1739078
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         201 Alhambra Circle
         Coral Gables, Florida                                          33134
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press release of Avatar Holdings Inc. dated July 24, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

      The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

      The information set forth in the press release issued by Avatar Holdings Inc. on July 24, 2003, announcing results for the quarter and six months ended June 30, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVATAR HOLDINGS INC.

                                       By: /s/   Juanita I. Kerrigan
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                                           Name: Juanita I. Kerrigan
                                           Title: Vice President and Secretary

Date: July 24, 2003
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                                  EXHIBIT INDEX

Item No.
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99.1      Press release of Avatar Holdings Inc. dated  July 24, 2003.